UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-06142

Exact name of registrant as specified in charter:	Aberdeen Japan Equity Fund, Inc.

Address of principal executive offices:	1900 Market Street, Suite 200
Philadelphia, PA 19103

Name and address of agent for service:	Andrea Melia
Aberdeen Standard Investments Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	1-800-522-5465

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2019

Item 1. Reports to Stockholders.

Stockholder Letter (unaudited)

Dear Stockholder,

We present this Annual Report, which covers the activities of Aberdeen Japan Equity Fund, Inc. (the “Fund”), for the fiscal year ended October 31, 2019. The Fund’s investment objective is to outperform over the long term, on a total return basis (including appreciation and dividends), the Tokyo Stock Price Index (“TOPIX”).

Total Investment Return

For the fiscal year ended October 31, 2019, the total return to stockholders of the Fund based on the net asset value (“NAV”) and market price of the Fund compared to the Fund’s benchmark in US dollar terms is as follows:

1 Year
NAV*	13.4%
Market Price*	11.4%
Tokyo Stock Price Index[1]	8.4%

* assuming the reinvestment of dividends and distributions

For more detailed information about Fund performance please see page 3 for the Report of the Investment Manager. The Fund’s total return is based on the reported NAV on each financial reporting period end and may differ from what is reported on the Financial Highlights due to financial statement rounding or adjustments.

NAV, Market Price and Discount

The below table presents a comparison from current fiscal year end to prior fiscal year end of Market Price to NAV and associated discount.

	NAV	Closing Market Price	Discount
10/31/2019	$8.97	$7.53	16.1%
10/31/2018	$8.66	$7.40	14.5%

Throughout the fiscal year ended October 31, 2019, the Fund’s NAV was within a range of $7.49 to $8.97 and the Fund’s market price traded within a range $6.42 to $7.72. Throughout the fiscal year ended October 31, 2019, the Fund’s shares traded within a range of a discount of 10.3% to 16.1%.

Discount Management Program

Under the Fund’s Discount Management Program, the Fund’s Board of Directors has authorized management to make open market purchases, from time to time, in a maximum aggregate amount during each twelve month period ended October 31 of up to 10% of the Fund’s shares of stock outstanding as of October 31 of the prior year. Such purchases may be made opportunistically at certain discounts to net asset value per share when, in the reasonable judgment of management based on historical discount levels and current market conditions, such repurchases may enhance stockholder value. During the fiscal year ended October 31, 2019, the Fund did not repurchase any shares.

Unclaimed Share Accounts

Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered “unclaimed property” due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund’s transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund’s transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund’s transfer agent.

Portfolio Holdings Disclosure

The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year are included in the Fund’s semi-annual and annual reports to stockholders. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q (or as an exhibit to its reports on Form N-Q’s successor form, Form N-PORT). The Fund’s Form N-Q and Forms N-Port filings are available on the SEC’s website at http://www.sec.gov. The Fund makes the information on Form N-Q (or the exhibit to Forms N-PORT) available to shareholders upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and

1                  The Tokyo Stock Price Index (“TOPIX”) is a free-float adjusted market capitalization-weighted index that is calculated based on all the domestic common stocks listed on the Tokyo Stock Exchange First Section. The TOPIX Index shows the measure of current market capitalization assuming that market capitalization as of the base date (January 4, 1968) is 100 points. Indices are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Aberdeen Japan Equity Fund, Inc.	1

Stockholder Letter (unaudited) (concluded)

information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 31 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465; and (ii) on the SEC’s website at http://www.sec.gov.

Brexit

The ongoing negotiations surrounding the United Kingdom’s (“UK”) exit from the European Union (“EU”) (“Brexit”) have yet to provide clarity on what the outcome will be for the UK or Europe. Whether or not the Fund invests in securities of issuers located in Europe (whether the EU, Eurozone or UK) or with significant exposure to European, EU, Eurozone or UK issuers or countries, the unavoidable uncertainties and events related to Brexit could negatively affect the value and liquidity of the Fund’s investments, increase taxes and costs of business and cause volatility in currency exchange rates and interest rates. Any of these effects of Brexit, and others that cannot be anticipated, could adversely affect the Fund’s business, results of operations and financial condition. In addition, the risk that Standard Life Aberdeen plc, the parent of the company that provides investment advisory services to the Fund, and which is headquartered in the UK, fails to adequately prepare for Brexit could have significant customer, reputation and capital impacts for Standard Life Aberdeen plc and its subsidiaries, including those providing services to the Fund; however, Standard Life Aberdeen plc and its subsidiaries have detailed contingency planning in place to seek to manage the consequences of Brexit on the Fund and to avoid any disruption to the Fund and to the services they provide. Given the fluidity and complexity of the situation, however, we cannot assure that the Fund will not be adversely impacted despite these preparations.

Investor Relations Information

As part of our commitment to stockholders, we invite you to visit the Fund on the web at www.aberdeenjeq.com. Here, you can view monthly fact sheets, quarterly commentary, distribution and performance information, and other Fund literature.

Enroll in our email services today and be among the first to receive the latest closed-end fund news, announcements, videos and important Fund information. In addition, you can receive electronic versions of important Fund documents. Sign up today at https://www.aberdeenstandard.com/en-us/cefinvestorcenter/contact-us/preferences

Contact Us:

•    Visit: aberdeenstandard.com/en-us/cefinvestorcenter

•    Email: Investor.Relations@aberdeenstandard.com; or

•    Call: 1-800-522-5465 (toll-free in the U.S.).

Yours sincerely,

/s/ Alan Goodson

Alan Goodson

President

2	Aberdeen Japan Equity Fund, Inc.

Report of the Investment Manager (unaudited)

Market/economic review

Japanese equities posted gains during the 12-month period ended October 31, 2019, as investors reacted positively to developments in U.S.-China trade negotiations and easing global central bank monetary policy led by the U.S. Federal Reserve. Trade friction was a key factor weighing on the market through most of the period, as “tit-for-tat” punitive measures between the U.S. and China – the world’s two largest economies – as well as between Japan and South Korea, fueled investors’ concerns over decelerating global economic growth. Another factor was the Japanese yen’s persistent strength as investors flocked to the “safe-haven” currency amid the geopolitical uncertainty. However, close to the end of the reporting period, the Japanese equity market, as measured by the Tokyo Stock Price Index (TOPIX), not only recovered, but rallied to a record high in U.S. dollar terms, as the administration of U.S. President Donald Trump delayed an increase in tariffs on Chinese products, while China’s government exempted certain U.S. goods from import duties. The conciliatory gestures were followed by talks intended to lead to a partial trade agreement. Japan also agreed to a limited trade deal which reduces tariffs on U.S. farm products, Japanese machine tools and other goods.

Fund performance

Aberdeen Japan Equity Fund returned 13.4% on a net asset value basis for the 12-month period ended October 31, 2019, outperforming the 8.4% return of its benchmark, the Tokyo Stock Price Index (TOPIX). The Fund’s significant outperformance during a volatile period globally was attributable mainly to a recovery in the capital goods sector at the end of the reporting period, as well as an overweight allocation to the healthcare sector.

Within the capital goods sector, Japan’s competitive advantage is well established, and we believe that the companies in which the Fund invests are prime examples of this. In our opinion, the companies’ prowess in technology and efficiency has allowed their business models to be closely intertwined with global supply chains, in which China is a key player. It is a similar situation for technology, where we hold companies that stand to gain from growing utilization of chips in various applications globally. Consequently, in our view, the ongoing trade disputes resulted in valuations of these companies being unfairly punished, even as most of their underlying businesses remain robust and medium-term prospects sound. We were cautious but also stoic in our conviction, which eventually proved to be beneficial to Fund performance for the reporting period, as the share prices of holdings such as factory automation equipment manufacturer Keyence Corp. and industrial engineering company Nabtesco Corp. rebounded on an abatement of investors’ jitters, and it appeared that the market began to appreciate the quality of these companies amid the trade uncertainty.

The healthcare sector also was among the top contributors to Fund performance for the reporting period, from both an asset allocation and stock selection perspective. The Fund’s holdings include companies with innovative products that provide steady recurring income or those that make niche medical devices. For example, the Fund’s holding in drug-maker Chugai Pharmaceutical Co. Ltd. benefited performance due to a series of healthy corporate results driven by robust export sales of rheumatoid arthritis drug Actemra and hemophilia medication Hemlibra, as well as favorable clinical trial outcomes for oncology drugs. These companies have executed well and delivered on earnings, and we believe this theme should persist in light of the long-term challenges facing ageing populations domestically and overseas.

Additionally, the Fund’s positions in paint companies Nippon Paint Holdings Co. Ltd. and Kansai Paint Co. Ltd. bolstered performance, as lower input costs provided a welcome lift. At a stock level, prospects of continued revenue growth in decorative paints buoyed investor sentiment towards Nippon Paint, while shares of Kansai Paint rose on investors’ expectations of improvement in the operating environment in India following a corporate tax cut and further stimulus measures. The Fund’s holding in Elecom Co. Ltd. also contributed to performance as the electronics company continued to post better-than-expected results as sales of smartphone- and PC-related peripheral goods increased, while procurement costs declined.

Conversely, the position in e-commerce company ZOZO Inc. detracted from performance after the company posted relatively weak results for the quarter ended September 30, 2019, and reduced its earnings forecasts for the full 2019 fiscal year. Several brands had pulled their products from ZOZO’s website over concerns about a new discounting campaign. We subsequently exited the position in ZOZO, but the Fund has indirect exposure to the company through its holding in Z Holdings Corp., which recently acquired a majority stake in ZOZO through a tender offer.1 We think that both companies’ complementary businesses should yield potential benefits at a combined entity level, and we will continue to monitor the execution of their business. Pen maker Pilot Corp.’s weak first-quarter 2019 results due to seasonal fluctuations in labor costs, also weighed on Fund performance. However, we think that the stock has been oversold, and believe the company will regain its profit trajectory from the second half of its fiscal year. Retail pharmacy operator Ain

1                 A tender offer is a public offer by a prospective acquiring company to all stockholders of a publicly traded corporation (the target corporation) to tender their stock for sale at a specified price during a specified time.

Aberdeen Japan Equity Fund, Inc.	3

Report of the Investment Manager (unaudited) (continued)

Holdings’ results generally did not meet the market’s expectations over the reporting period due to weaker sales of its higher-margin drugs. The company reduced its full-year 2019 earnings outlook in anticipation of less favorable price negotiations with wholesalers, and more upfront investments in labor and technology. However, we maintain our long-term view that the company’s in-hospital pharmacies and mergers-and-acquisitions activity should let it grow its market share further.

Fund activity

The market volatility over the 12-month reporting period provided us with many opportunities to initiate positions in companies that we like across several sectors, while we exited holdings for which we believed that the luster of the investment case has diminished relative to our opportunity set.

Within the financials sector, this scenario was exhibited in two initiations and an exit: we introduced Tokio Marine Holdings Inc. and Tokyo Century Corp., and exited the Fund’s position in Aeon Financial Service Co. Ltd. Tokio Marine holds a prime position in the oligopolistic2 domestic non-life insurance market, and its lower cost base relative to that of its peers reinforces the cash-generative nature of its domestic business. These cash flows have also supported its expansion overseas, where we believe that the company has proven to be astute in its execution, resulting in the overseas business becoming both a key growth driver of earnings and an important angle for diversification of risk. We also like its capital discipline, where we think that the company has been consistent in allocating its free cash flow towards shareholder returns in the absence of attractive opportunities. In contrast, Tokyo Century is a smaller financial services company that has been diversifying away from conventional domestic leasing into higher-margin specialty financing, including aircraft leasing, and international businesses. Unlike many of its peers, Tokyo Century is free from banking group-related regulations, enabling the company to provide a wide range of distinctive financial solutions to its clients.

Within the industrials sector, we initiated holdings in four companies: Recruit Holdings Co. Ltd., Daiwa Industries Ltd., Sho-Bond Holdings Co. Ltd., and Sakai Moving Service Co. Ltd. In our opinion, each company has a distinctive investment case, but with similar characteristics of quality that we like. We initiated the position in Recruit Holdings given its dominant online human resources platform. The company’s investment in human resources technology overseas, particularly in job-search engine Indeed, allows it to penetrate the untapped hiring needs of the vast majority of small- and medium-sized enterprises worldwide. We believe that this platform, as well as the potential to expand into job placements and staffing, will be key sources of future growth. We think that domestically focused commercial refrigerator manufacturer Daiwa Industries has a relatively good market position among standalone restaurants through its direct sales approach, and we like the company’s stable cash flow, backed by customers’ replacement demand and after-sales service revenues. Sho-Bond Holdings specializes in repairs and maintenance of concrete infrastructure across Japan, a rising theme in a market with aging infrastructure, while Sakai Moving Service provides specialized moving and related services amid an environment in which there is a labor shortage. Conversely, we exited positions in and reallocated capital from the Fund’s holdings in facilities management company Aeon Delight Co. Ltd. and machinery manufacturer Komatsu Ltd., as we believed that their outlooks were subdued. We also sold the Fund’s shares in commercial kitchen equipment manufacturer Hoshizaki Electric Co. Ltd, due to the uncertainty surrounding its listing status after regulators rejected a deadline extension to file its accounts.

The consumer sectors also yielded a differentiated set of prospects on which we sought to capitalize during the reporting period, and we also were able to optimize the Fund’s mix of holdings as these options arose. We established a new position in Musashi Seimitsu Industry Co. Ltd., a manufacturer of automobile and motorbike parts which leverages on its technological and manufacturing capability to tap into rising demand for forged powertrain components, as automotive electrification and motorbike usage grows across Asia. Another new holding was TKP Corp., a market leader in hotel banquet and conference management services in Japan. We think that the company has a clear growth strategy of providing high-quality meeting rooms and has gained market share with its combination of good locations, quality food and competitive prices. We also initiated a position in Milbon Co. Ltd., the leading manufacturer of professional-use hair cosmetics in Japan, as we think that the company has a proven track record for brand building and product launches. Conversely, we exited the Fund’s position in online fashion retailer ZOZO, as noted previously. We also sold the Fund’s shares in Honda Motor Co. Ltd., as the automaker faces an increasingly challenging operating environment, given its lack of scale3 and business alliances relative to its global peers. Other exited positions included Coca Cola Bottlers Japan, snack foods maker Calbee Inc., automotive components manufacturer Denso Corp., and major tobacco player Japan Tobacco Inc.

The information technology (IT) sector was no less eventful over the reporting period, and we were fortunate to find four new opportunities here. We initiated a holding in Net One Systems Co. Ltd., an IT services company that we believe should benefit from the growth of cloud

2   A competitive oligopoly comprises a market that is dominated by only a few large firms.

3   Companies with scale are able to handle increasing amounts of work or sales in a capable, cost-effective manner.

4	Aberdeen Japan Equity Fund, Inc.

Report of the Investment Manager (unaudited) (concluded)

computing in Japan. In the software segment, we introduced Sansan Inc., Japan’s leading provider of digital business-card management services, whose cloud-based service helps companies to generate sales leads and track business relationships; Fukui Computer Holdings Inc, the leading domestic packaged software provider for housing and survey calculation; and Fuji Soft Inc., the largest domestic player in embedded software, a fragmented industry with limited competition.

Within the healthcare sector, we established a new position in leading clinical-testing company BML Inc., which has a sales and laboratory network across Japan. In our view, the company’s cash-generative business and growing customer base allow for stable profit growth through economies of scale. We also initiated holdings in AS One Corp., a wholesaler of laboratory and scientific equipment which has a leading 20% market share within the laboratory and scientific equipment procurement market, and Hoya Corp., a leading manufacturer of medical and high-tech optics products ranging from optical lenses to semiconductor mask blanks.

Finally, in the real estate sector, we introduced property developer Tokyu Fudosan Holdings Corp., an affiliate of railway operator Tokyu Corporation. We believe that, after several years of investments, Tokyu Fudosan is poised to gain from the redevelopment of several projects in Tokyo’s Shibuya district, which should improve its earnings and profitability in the medium term. We also initiated a position in Heiwa Real Estate Co. Ltd., a Tokyo-based real estate developer that we believe will see higher earnings from rent hikes and redevelopment. In contrast, we sold the Fund’s shares in property developer Daibiru Corp. as we believe that the two opportunities cited above were relatively more attractive.

Outlook

In the immediate term, investors are cautiously optimistic as U.S.-China trade tensions ebb. As investor risk sentiment improves, we think that the Japanese currency may weaken, thus helping export-oriented companies regain their competitiveness. Meanwhile, the yen’s strength has encouraged Japanese companies to explore selectively attractive opportunities abroad in which to invest. However, the ongoing dispute between Japan and South Korea over export controls on chemicals vital to the latter country’s semiconductor industry could remain a cause for concern, in our opinion. On the positive side, global central banks, including the Bank of Japan, are aware of the global economic slowdown and have signaled their readiness to step in with more monetary policy stimulus measures if conditions deteriorate. From a longer-term perspective, we believe that the key investment themes in Japan remain intact and that the Fund is well-positioned to benefit from them. We continue to focus our in-depth, fundamental research efforts on identifying companies which are leaders in their field, many of which we believe can be found in Japan.

Aberdeen Standard Investments (Asia) Limited
(formerly Aberdeen Asset Management Asia Limited)

Risk Considerations

Past performance is not an indication of future results.

International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods. Concentrating investments in the Japan region subjects the Fund to more volatility and greater risk of loss than geographically diverse funds.

Equity stocks of small and mid-cap companies carry greater risk, and more volatility than equity stocks of larger, more established companies.

Aberdeen Japan Equity Fund, Inc.	5

Total Investment Return (unaudited)

The following table summarizes the average annual Fund total investment return compared to the TOPIX, the Fund’s benchmark, for the 1-year, 3-year, 5-year and 10-year periods as of October 31, 2019.

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	13.4%	4.2%	6.5%	7.2%
Market Price	11.4%	3.3%	5.3%	7.1%
TOPIX Index	8.4%	7.6%	7.6%	6.8%

Aberdeen Standard Investments Inc. has entered into an agreement with the Fund to limit investor relations services fees, without which performance would be lower. This agreement aligns with the term of the advisory agreement and may not be terminated prior to the end of the current term of the advisory agreement. See Note 3 in the Notes to Financial Statements. Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. All return data includes fees charged to the Fund, which are listed in the Fund’s Statement of Operations under “Expenses”. The Fund’s total investment return is based on the reported NAV on each financial reporting period end. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the Fund’s dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a stockholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeenjeq.com or by calling 800-522-5465.

The net operating expense ratio based on the fiscal year ended October 31, 2019 was 0.94%.

6	Aberdeen Japan Equity Fund, Inc.

Top Ten Equity Holdings (unaudited)

The following were the Fund’s top ten equity holdings as of October 31, 2019:

Name of Security	As a Percentage of Net Assets
Shin-Etsu Chemical Co. Ltd.	4.1%
Tokio Marine Holdings, Inc.	3.7%
Chugai Pharmaceutical Co. Ltd.	3.6%
KDDI Corp.	3.4%
Toyota Motor Corp.	3.3%
Daikin Industries Ltd.	3.2%
Asahi Intecc Co. Ltd.	3.0%
Elecom Co. Ltd.	3.0%
Keyence Corp.	3.0%
Nippon Paint Holdings Co. Ltd.	2.9%

Portfolio Composition (unaudited)

The following table summarizes the sector composition of the Fund’s portfolio, in S&P Global Inc.’s Global Industry Classification Standard (“GICS”), expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 69 industries and 158 sub-industries. As of October 31, 2019, the Fund did not have more than 25% of its assets invested in any single industry or industry group. The sectors, as classified by GICS Sectors, are comprised of several industries. As of October 31, 2019, the Fund held 98.8% of its net assets in equities and 1.2% in other assets in excess of liabilities.

Sectors (as a Percentage of Net Assets)	Fund’s	Benchmark
Industrials	20.3%	22.8%
Consumer Discretionary	14.8%	17.9%
Information Technology	14.1%	11.3%
Health Care	13.9%	8.8%
Consumer Staples	12.5%	8.9%
Materials	9.1%	6.2%
Financials	6.3%	10.4%
Communication Services	5.3%	8.1%
Real Estate	2.5%	3.0%
Energy	0.0%	0.9%
Utilities	0.0%	1.7%
Other Assets in Excess of Liabilities	1.2%	0.0%
	100.0%	100.0%

Aberdeen Japan Equity Fund, Inc.	7

Portfolio of Investments

As of October 31, 2019

	Shares or Principal Amount	Value
COMMON STOCKS—98.8%(a)
JAPAN—98.8%
Communication Services—5.3%
KDDI Corp.	149,400	$ 4,134,069
Z Holdings Corp.	714,300	2,199,127
		6,333,196
Consumer Discretionary—14.8%
Aeon Fantasy Co. Ltd.	42,000	1,143,640
Musashi Seimitsu Industry Co. Ltd.	73,100	1,015,465
Nitori Holdings Co. Ltd.	13,300	2,024,407
Resorttrust, Inc.	68,900	1,099,515
Stanley Electric Co. Ltd.	85,600	2,368,830
TKP Corp.(b)	34,700	1,522,764
Toyota Motor Corp.	56,500	3,920,020
USS Co. Ltd.	90,100	1,745,073
Yamaha Corp.	64,300	2,994,403
		17,834,117
Consumer Staples—12.5%
Ain Holdings, Inc.	20,000	1,144,382
Mandom Corp.	44,300	1,227,636
Milbon Co. Ltd.	23,200	1,270,693
Pigeon Corp.	70,700	3,451,456
San-A Co. Ltd.	12,200	577,696
Seven & i Holdings Co. Ltd.	42,600	1,609,440
Shiseido Co. Ltd.	34,900	2,877,431
Welcia Holdings Co. Ltd.	49,600	2,850,028
		15,008,762
Financials—6.3%
Japan Exchange Group, Inc.	179,400	2,961,626
Tokio Marine Holdings, Inc.	82,200	4,444,191
Tokyo Century Corp.	4,900	226,261
		7,632,078
Health Care—13.9%
AS One Corp.	18,300	1,530,215
Asahi Intecc Co. Ltd.	133,000	3,659,547
BML, Inc.	42,300	1,240,826
Chugai Pharmaceutical Co. Ltd.	52,100	4,384,515
Hoya Corp.	13,600	1,201,930
Mani, Inc.	24,500	646,813
Shionogi & Co. Ltd.	48,200	2,893,103
Sysmex Corp.	17,400	1,135,316
		16,692,265

8	Aberdeen Japan Equity Fund, Inc.

Portfolio of Investments (concluded)

As of October 31, 2019

	Shares or Principal Amount	Value
COMMON STOCKS (continued)
JAPAN (continued)
Industrials—20.3%
Amada Holdings Co. Ltd.	288,600	$ 3,286,608
Daikin Industries Ltd.	27,700	3,876,881
Daiwa Industries Ltd.	112,700	1,264,291
FANUC Corp.	3,200	631,198
Makita Corp.	60,700	2,041,393
MISUMI Group, Inc.	125,300	3,149,884
Nabtesco Corp.	99,100	3,154,828
Pilot Corp.	41,200	1,670,974
Recruit Holdings Co. Ltd.	38,600	1,282,834
Sakai Moving Service Co. Ltd.	36,900	2,203,079
SHO-BOND Holdings Co. Ltd.	47,200	1,831,853
		24,393,823
Information Technology—14.1%
Elecom Co. Ltd.	93,800	3,642,362
Fuji Soft, Inc.	36,600	1,594,330
Fukui Computer Holdings, Inc.	13,400	358,194
Keyence Corp.	5,700	3,604,090
NET One Systems Co. Ltd.	65,100	1,755,132
Otsuka Corp.	46,700	1,882,849
Renesas Electronics Corp.(b)	175,800	1,190,109
Sanken Electric Co. Ltd.	54,100	1,269,926
Sansan, Inc.(b)	9,900	353,396
SCSK Corp.	24,800	1,262,428
		16,912,816
Materials—9.1%
Kansai Paint Co. Ltd.	107,000	2,577,077
Nippon Paint Holdings Co. Ltd.	63,900	3,480,025
Shin-Etsu Chemical Co. Ltd.	44,000	4,906,053
		10,963,155
Real Estate—2.5%
Heiwa Real Estate Co. Ltd.	70,000	1,688,325
Tokyu Fudosan Holdings Corp.	207,400	1,375,663
		3,063,988
Total Common Stocks		118,834,200
Total Investments—98.8% (cost $102,431,733)(c)		118,834,200
Other Assets in Excess of Liabilities—1.2%		1,466,540
Net Assets—100.0%		$ 120,300,740

(a)         All securities are fair valued. Fair values are determined pursuant to procedures approved by the Fund’s Board of Directors. Unless otherwise noted, securities are valued by applying valuation factors to the exchange traded prices. See Note 2(a) of the accompanying Notes to Financial Statements.

(b)        Non-income producing security.

(c)         See Note 9 of the accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

See Notes to Financial Statements.

Aberdeen Japan Equity Fund, Inc.	9

Statement of Assets and Liabilities

As of October 31, 2019

Assets
Investments, at value (cost $102,431,733)	$118,834,200
Foreign currency, at value (cost $1,144,124)	1,146,096
Interest and dividends receivable	647,067
Receivable for investments sold	161,604
Prepaid expenses and other assets	55,785
Total assets	120,844,752

Liabilities
Payable for investments purchased	371,944
Investment management fees payable (Note 3)	31,665
Investor relations fees payable (Note 3)	12,827
Administration fees payable (Note 3)	7,910
Due to custodian	1,209
Other accrued expenses	118,457
Total liabilities	544,012

Net Assets	$120,300,740

Composition of Net Assets:
Common stock (par value $0.01 per share) (Note 5)	$ 134,059
Paid-in capital in excess of par	100,309,669
Distributable earnings	19,857,012
Net Assets	$120,300,740
Net asset value per share based on 13,405,892 shares issued and outstanding	$ 8.97

See Notes to Financial Statements.

10	Aberdeen Japan Equity Fund, Inc.

Statement of Operations

For the Year Ended October 31, 2019

Net Investment Income:

Income
Dividends and other income (net of foreign withholding taxes of $204,131)	$ 1,819,107
Total Investment Income	1,819,107

Expenses:
Investment management fee (Note 3)	360,349
Directors’ fees and expenses	203,973
Insurance expenses	88,673
Administration fee (Note 3)	88,139
Legal fees and expenses	77,300
Independent auditors’ fees and expenses	56,330
Investor relations fees and expenses (Note 3)	42,391
Reports to stockholders and proxy solicitation	29,684
NYSE listing fee	23,750
Transfer agent’s fees and expenses	22,773
Custodian’s fees and expenses	19,548
Miscellaneous	26,833
Net expenses	1,039,743

Net Investment Income	779,364

Net Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Related Transactions:

Net realized gain/(loss) from:
Investment transactions	2,526,186
Foreign currency transactions	148,225
2,674,411

Net change in unrealized appreciation/(depreciation) on:
Investments	9,500,375
Foreign currency translation	2,288
9,502,663
Net realized and unrealized gain from investments and foreign currency related transactions	12,177,074
Net Increase in Net Assets Resulting from Operations	$12,956,438

See Notes to Financial Statements.

Aberdeen Japan Equity Fund, Inc.	11

Statements of Changes in Net Assets

	For the	For the
	Year Ended October 31, 2019	Year Ended October 31, 2018

Increase/(decrease) in Net Assets from Operations:

Operations:
Net investment income	$ 779,364	$ 927,209
Net realized gain from investment transactions	2,526,186	7,782,515
Net realized gain/(loss) from foreign currency transactions	148,225	(1,150)
Net change in unrealized appreciation/(depreciation) on investments	9,500,375	(24,199,259)
Net change in unrealized appreciation on foreign currency translation	2,288	5,493
Net increase/(decrease) in net assets resulting from operations	12,956,438	(15,485,192)

Distributions to Stockholders From:
Distributable earnings	(8,708,520)	(6,425,172)
Net decrease in net assets from distributions	(8,708,520)	(6,425,172)
Reinvestment of dividends resulting in the issuance of 16,820 and 11,380 shares of common stock, respectively	115,216	108,101
Change in net assets from capital stock transactions	115,216	108,101
Net increase/(decrease) in net assets	4,363,134	(21,802,263)

Net Assets:
Beginning of year	115,937,606	137,739,869
End of year	$120,300,740	$115,937,606

See Notes to Financial Statements.

12	Aberdeen Japan Equity Fund, Inc.

Financial Highlights

	For the Fiscal Years Ended October 31,
	2019	2018	2017	2016	2015
PER SHARE OPERATING PERFORMANCE(a):
Net asset value, beginning of year	$8.66	$10.30	$9.51	$8.69	$8.26
Net investment income	0.06	0.07	0.07	0.08	0.05
Net realized and unrealized gains/(losses) on investments and foreign currencies	0.90	(1.23)	1.03	1.03	0.44
Total from investment operations	0.96	(1.16)	1.10	1.11	0.49
Distributions from:
Net investment income	(0.07)	(0.06)	(0.09)	(0.08)	(0.03)
Net realized gains	(0.58)	(0.42)	(0.23)	(0.23)	(0.04)
Total distributions	(0.65)	(0.48)	(0.32)	(0.31)	(0.07)
Capital Share Transactions:
Impact due to discount management policy	–	–	0.01	0.02	0.01
Net asset value, end of year	$8.97	$8.66	$10.30	$9.51	$8.69
Market value, end of year	$7.53	$7.40	$9.17	$8.18	$7.48

Total Investment Return Based on(b):
Market value	11.42%	(15.22% )	16.73%	14.10%	2.67%
Net asset value	13.41%	(11.67% )	12.78%	14.19%	6.28%

Ratio to Average Net Assets/Supplementary Data:
Net assets, end of year (in millions)	$120.3	$115.9	$137.7	$127.9	$118.7
Average net assets (in millions)	$110.2	$134.7	$124.4	$118.4	$117.9
Net operating expenses	0.94%	0.81%	0.86%	0.92%	0.96%
Net operating expenses, excluding fee waivers (if any)	0.94%	0.81%	0.86%	0.92%	0.96%
Net investment income	0.71%	0.69%	0.78%	0.86%	0.58%
Portfolio turnover	42%	32%	22%	8%	10%

(a)         Based on average shares outstanding.

(b)        Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains, and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Japan Equity Fund, Inc.	13

Notes to Financial Statements

October 31, 2019

1. Organization

Aberdeen Japan Equity Fund, Inc. (the “Fund”) was incorporated in Maryland on July 12, 1990 under its original name “The Japan Equity Fund, Inc.” and commenced operations on July 24, 1992. It is registered with the Securities and Exchange Commission as a closed-end, diversified management investment company. The Fund’s investment objective is to outperform over the long term, on a total return basis (including appreciation and dividends), the Tokyo Stock Price Index (“TOPIX”).

2. Summary of Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services – Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The books and accounting records of the Fund are maintained in U.S. Dollars.

a. Security Valuation:

The Fund values its securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Fund’s Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing the Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the Investment Company Act of 1940, and has an objective to maintain a $1.00 per share net asset value (“NAV”). Generally, these investment types are categorized as Level 1 investments.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Fund’s Board of Directors. A security that has been fair valued by the Fund’s Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level measurements to valuations based upon unobservable inputs that are

14	Aberdeen Japan Equity Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2019

significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. The three-level hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of October 31, 2019 in valuing the Fund’s investments and other financial instruments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1 – Quoted Prices ($)	Level 2 – Other Significant Observable Inputs ($)	Level 3 – Significant Unobservable Inputs ($)	Total ($)
Investments in Securities
Common Stocks	$–	$118,834,200	$–	$118,834,200

Amounts listed as “–” are $0 or round to $0.

For the fiscal year ended October 31, 2019, there were no significant changes to the fair valuation methodologies.

b. Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)       market value of investment securities, other assets and liabilities – at the current daily rates of exchange; and

(ii)    purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities due to changes in the foreign exchange rates from the portion due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation on value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

Aberdeen Japan Equity Fund, Inc.	15

Notes to Financial Statements (continued)

October 31, 2019

c. Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and foreign currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions which may be recorded after the ex-date, as soon as the Fund acquires information regarding such dividends or corporate actions.

Interest income and expenses are recorded on an accrual basis.

d. Distributions:

The Fund records dividends and distributions payable to its stockholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These book basis/tax basis differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as return of capital.

e. Federal Income Taxes:

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31 are subject to such review.

f. Rights Issues and Warrants:

Rights issues give the right, normally to existing shareholders, to buy a proportional number of additional securities at a given price (generally at a discount) within a fixed period (generally a short-term period) and are offered at the company’s discretion. Warrants are securities that give the holder the right to buy common stock at a specified price for a specified period of time. Rights issues and warrants are speculative and have no value if they are not exercised before the expiration date. Rights issues and warrants are valued at the last sale price on the exchange on which they are traded.

g. Foreign Withholding Tax:

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

3. Agreements and Transactions with Affiliates

a. Investment Manager:

Aberdeen Standard Investments (Asia) Limited (“ASIAL”), formerly Aberdeen Asset Management Asia Limited serves as the Fund’s investment manager with respect to all investments. Pursuant to the Management Agreement, the Manager makes investment management decisions relating to the Fund’s assets. For such investment services, the Fund pays the Manager at an annual rate of 0.60% of the first $20 million, 0.40% of the next $30 million, and 0.20% of the excess over $50 million of the Fund’s average weekly Managed Assets. For purposes of this calculation, “Managed Assets” of the Fund means total assets of the Fund, including assets attributable to investment leverage, minus all liabilities, but not excluding any liabilities or obligations attributable to leverage obtained by the Fund for investment purposes through (i) the issuance or incurrence of indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or (iii) any other means, but not including any collateral received for securities loaned by the Fund. During the fiscal year ended October 31, 2019, the Fund paid ASIAL $360,349. In addition, the Fund has agreed to reimburse the Manager for all out-of-pocket expenses related to the Fund. For the fiscal year ended October 31, 2019, no such expenses were paid to the Manager.

b. Fund Administration:

Aberdeen Standard Investments Inc. (“ASII”), an affiliate of ASIAL, serves as the Fund’s administrator, pursuant to an amended fee schedule under which ASII receives a fee, payable quarterly by the Fund, at an annual rate of 0.08% of the value of the Fund’s average weekly

16	Aberdeen Japan Equity Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2019

net assets. During the fiscal year ended October 31, 2019, ASII earned $88,139 from the Fund for administration fees.

c. Investor Relations:

Under the terms of the Investor Relations Services Agreement, ASII provides and pays third parties to provide investor relations services to the Fund and certain other funds advised by ASIAL or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the “Fund’s Portion”). However, investor relations services fees are limited by ASII so that the Fund will only pay up to an annual rate of 0.05% of the Fund’s average weekly net assets. Any difference between the capped rate of 0.05% of the Fund’s average weekly net assets and the Fund’s Portion is paid for by ASII.

Pursuant to the terms of the Investor Relations Services Agreement, ASII (or third parties engaged by ASII), among other things, provides objective and timely information to stockholders based on publicly-available information; provides information efficiently through the use of technology while offering stockholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general stockholder sentiment.

During the fiscal year ended October 31, 2019, the Fund incurred investor relations fees of approximately $42,391. For the fiscal year ended October 31, 2019, ASII did not waive any investor relations fees because the Fund did not reach the capped amount.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the fiscal year ended October 31, 2019, were $46,253,232 and $53,872,374, respectively.

5. Capital

The authorized capital of the Fund is 30 million shares of $0.01 par value per share of common stock. During the fiscal year ended October 31, 2019, the Fund did not repurchase any shares pursuant to its Discount Management Program and reinvested 16,820 shares pursuant to its Dividend Reinvestment and Cash Purchase Plan. As of

October 31, 2019, there were 13,405,892 shares of common stock issued and outstanding.

6. Discount Management Program

The Fund’s Discount Management Program authorizes management to make open market purchases, from time to time, in a maximum aggregate amount during each twelve month period ended October 31 of up to 10% of the Fund’s shares of stock outstanding as of October 31 of the prior year. Such purchases may be made opportunistically at certain discounts to net asset value per share when, in the reasonable judgment of management based on historical discount levels and current market conditions, such repurchases may enhance stockholder value. During the fiscal year ended October 31, 2019, the Fund did not repurchase any shares.

The Board of Directors authorized the Discount Management Program in order to potentially enhance share liquidity and increase stockholder value through the potential accretive impact of the purchases to the Fund’s NAV. There is no assurance that the Fund will purchase shares in any specific amounts.

7. Portfolio Investment Risks

a. Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries. Foreign securities may also be harder to price than U.S. securities.

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in the U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

Aberdeen Japan Equity Fund, Inc.	17

Notes to Financial Statements (continued)

October 31, 2019

b. Focus Risk

The Fund may have elements of risk not typically associated with investments in the United States due to focused investments in a limited number of countries or regions subject to foreign securities or currency risks. Such focused investments may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

c. Sector Risk

To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

d. Valuation Risk

The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lower than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

8. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, the Fund expects, the risk of loss from such claims to be remote.

9. Tax Information

The U.S. federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2019, were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation/ (Depreciation)
$102,450,527	$21,967,473	$(5,583,800)	$16,383,673

The tax character of distributions paid during the fiscal years ended October 31, 2019 and October 31, 2018 was as follows:

	October 31, 2019	October 31, 2018
Distributions paid from:
Ordinary Income	$1,183,214	$782,729
Net long-term capital gains	7,525,306	5,642,443
Total tax character of distributions	$8,708,520	$6,425,172

As of October 31, 2019, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income – net	$940,927
Undistributed long-term capital gains – net	–
Total undistributed earnings	$940,927
Capital loss carryforward	–	*
Undistributed Capital Gains	2,531,459
Other temporary differences	–
Unrealized appreciation/(depreciation)	16,384,626
Total accumulated earnings/(losses) – net	$19,857,012

*      As of October 31, 2019, the Fund did not utilize a capital loss carryforward.

18	Aberdeen Japan Equity Fund, Inc.

Notes to Financial Statements (concluded)

October 31, 2019

10. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures or adjustments were required to the financial statements as of October 31, 2019, other than as noted below.

At a Board meeting held on June 11, 2019, the Board of Directors of the Fund approved a new Transfer Agent agreement with Computershare Trust Company, N.A. (“Computershare”). Computershare became the Fund’s transfer agent on November 1, 2019.

On December 20, 2019, the Fund announced that it will pay on January 10, 2020 a distribution of $0.25903 per share to all stockholders of record as of December 31, 2019.

Subsequent to the reporting period, the Fund’s Board of Directors approved a change in the Fund’s benchmark from TOPIX (gross dividends) to TOPIX (net dividends). Future stockholder reports will include information with respect to the new benchmark.

Aberdeen Japan Equity Fund, Inc.	19

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Aberdeen Japan Equity Fund, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Aberdeen Japan Equity Fund, Inc. (the Fund), including the portfolio of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for the each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the three-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles. The financial highlights for each of the years in the two-year period ended October 31, 2016 were audited by other independent registered public accountants whose report, dated December 27, 2016, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Aberdeen investment companies since 2009.

Philadelphia, Pennsylvania
December 27, 2019

20	Aberdeen Japan Equity Fund, Inc.

Federal Tax Information: Dividends and Distributions (unaudited)

The following information is provided with respect to the distributions paid by Aberdeen Japan Equity Fund, Inc. during the fiscal year ended October 31, 2019:

Payable Date	Total Cash Distribution	Long-Term Capital Gain	Tax Return of Capital	Net Ordinary Dividend	Foreign Taxes Paid(1)	Gross Ordinary Dividend	Qualified Dividends(2)	Foreign Source Income
1/10/2019	$0.650420	$0.562040	–	$0.088380	$0.016780	$0.105160	$0.088380	$0.088380

(1)

The foreign taxes paid represent taxes incurred by the Fund on interest received from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

(2)	The Fund hereby designates the amount indicated above or the maximum amount allowable by law.

Supplemental Information (unaudited)

Results of Annual Meeting of Stockholders

The Annual Meeting of Stockholders was held on June 19, 2019 at 1735 Market Street, 32th Floor, Philadelphia, Pa. The description of the proposal and number of shares voted at the meeting are as follows:

1. To re-elect one Class II Director to the Board of Directors:

	Votes For	Votes Against	Abstained
Rahn Porter	10,704,965	1,834,375	161,037

Directors whose term of office continued beyond this meeting are as follows: Radhika Ajmera, Richard Herring and Anthony Clark.

Additionally, on September 4, 2019, Mr. Martin Gilbert was appointed to the Board as a Class II Interested Director.

Aberdeen Japan Equity Fund, Inc.	21

Board Consideration and Approval of Investment Management Agreement (unaudited)

Nature, Extent and Quality of Services

At a meeting (the “Meeting”) of the Board of Directors (the “Board”) of Aberdeen Japan Equity Fund, Inc. (the “Fund”) held on June 11, 2019, the Board reviewed and considered the nature, quality and extent of services provided by Aberdeen Standard Investments (Asia) Limited (the “Investment Manager”), under the Investment Management Agreement with the Investment Manager (the “Investment Management Agreement”). The Board reviewed and considered the qualifications of the portfolio management team and other key personnel of the Investment Manager who provide investment advisory services to the Fund and determined that they are qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board also reviewed and considered the services provided to the Fund by the Investment Manager and its personnel. The Board concluded that the nature, quality and extent of advisory services provided to the Fund by the Investment Manager were necessary and appropriate for the conduct of the business and investment activities of the Fund. The Board also concluded that the overall quality of advisory services was satisfactory.

Performance Relative to the Fund’s Benchmark

The Board reviewed and considered the Fund’s performance for the last five full year periods, as well as the one year and three year periods and quarter ended March 31, 2019, as provided to the Board prior to the Meeting. For the quarter and the last five years, the Fund had outperformed the Fund’s benchmark, the TOPIX, although during the one year and three year periods the Fund had underperformed the benchmark.

Fees Relative to Other Funds Advised by the Investment Manager

The Board reviewed and considered the advisory fees paid by the Fund under the Investment Management Agreement (the “Investment Manager Fee”) and information showing the advisory fees paid by other U.S. registered closed-end funds managed by the Investment Manager or its affiliates (“Other Aberdeen Funds”) and fees charged by the Investment Manager to other clients with assets invested in Japan. The Board noted that the Investment Manager Fee was lower than the fees charged to most of the Other Aberdeen Funds and largely in the same range of fees charged to other clients with comparable investment strategies and determined that the Investment Management Fee was appropriate.

Fees and Expenses Relative to Comparable Funds Managed by Other Investment Managers

The Board reviewed and considered the advisory fees paid by other closed-end funds investing in a single country. While the fees vary widely, the majority of these fees paid in connection with these country funds were in the 1.00% and higher range. The Board concluded that the Fund’s advisory fees under the Investment Management Agreement were significantly lower than these other country funds. The Board also noted that the total expense ratio of the Fund was at the low end of the range of total expense ratios of other closed-end funds investing in a single country. The Board concluded that the Fund’s total expense ratio was satisfactory.

Breakpoints and Economies of Scale

The Board reviewed and considered the structure of the Fund’s advisory fees under the Investment Management Agreement and noted that it does include a breakpoint. The Board considered that the Fund is closed-end. The Board concluded that economies of scale for the Fund were not a factor that needed to be considered at current asset levels.

Profitability of the Investment Manager

The Board reviewed and considered a profitability report for the Investment Manager for the last year included in the materials provided to the Board. Based on its review of the information it received, the Board concluded that the profits earned by the Investment Manager were not excessive in light of the advisory services provided to the Fund.

Other Benefits to the Investment Manager or its Affiliates

In considering whether the Investment Manager benefits in other ways from its relationship with the Fund, the Board noted that the Fund’s brokerage transactions are not effected through the Investment Manager or any of its affiliates. The Board also noted that an affiliate of the Investment Manager serves as Administrator to the Fund. The Board noted that, based on its review of the arrangements for administrative services, any benefit the Investment Manager’s affiliate receives from providing those services appears to be appropriate. The Board concluded that, to the extent that the Investment Manager or its affiliates derive other benefits from their relationships with the Fund, those benefits are not such as to render the Investment Manager’s fees excessive.

22	Aberdeen Japan Equity Fund, Inc.

Board Consideration and Approval of Investment Management Agreement (unaudited) (concluded)

Investment Manager Financially Sound and Financially Capable of Meeting the Fund’s Needs

The Board considered whether the Investment Manager was financially sound and had the resources necessary to perform its obligations under the Investment Management Agreement. The Board noted that the Investment Manager’s operations remain profitable. The Board concluded that the Investment Manager has the financial resources necessary to fulfill its obligations under the Investment Management Agreement.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Investment Manager and monitored by the Fund’s Chief Compliance Officer and concluded that the conduct of business by the Investment Manager indicates a good faith effort on its part to adhere to high ethical standards.

General Conclusion

After considering and weighing all of the above factors, the Board concluded it would be in the best interests of the Fund and its stockholders to approve renewal of the Investment Management Agreement for another year.

Aberdeen Japan Equity Fund, Inc.	23

Dividend Reinvestment and Cash Purchase Plan (unaudited)

A Dividend Reinvestment and Cash Purchase Plan (the “Plan”) is available to provide Stockholders with automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional semi-annual cash investments in Fund shares through the Plan Agent. A brochure fully describing the Plan’s terms and conditions is available by calling the Plan Agent at (866) 669-9903 or by writing Aberdeen Japan Equity Fund, Inc., c/o the American Stock Transfer & Trust Company (the “Plan Agent”), Operations Center, 6201 15th Avenue, Brooklyn, NY 11219.

A brief summary of the material aspects of the Plan follows:

Who can participate in the Plan? If you wish to participate and your shares are held in your name, you may elect to become a direct participant in the Plan by completing and mailing the Enrollment Authorization form on the back cover of the Dividend Reinvestment and Cash Purchase Plan Brochure to the Plan Agent. However, if your shares are held in the name of a financial institution, you should instruct your financial institution to participate in the Plan on your behalf. If your financial institution is unable to participate in the Plan for you, you should request that your shares be registered in your name, so that you may elect to participate directly in the Plan.

May I withdraw from the Plan? If your shares are held in your name and you wish to receive all dividends and capital gain distributions in cash rather than in shares, you may withdraw from the Plan without penalty at any time by contacting the Plan Agent. If your shares are held in the name of a financial institution, you should be able to withdraw from the Plan without a penalty at any time by sending written notice to your financial institution. If you withdraw, you or your financial institution will receive a share certificate for all full shares or, if you wish, the Plan Agent will sell your shares and send you the proceeds, after the deduction of brokerage commissions. The Plan Agent will convert any fractional shares to cash at the then-current market price and send you a check for the proceeds.

How are the dividends and distributions reinvested? If the market price of the Fund’s shares on the payment date should equal or exceed their net asset value per share, the Fund will issue new shares to you at the higher of net asset value or 95% of the then-current market price. If the market price is lower than the net asset value per share, the Fund will issue new shares to you at the market price. If the dividends or distributions are declared and payable as cash only, you will receive shares purchased for you by the Plan Agent on the NYSE or otherwise on the open market to the extent available.

What is the Cash Purchase feature? The Plan participants have the option of making semi-annual investments in Fund shares through the Plan Agent. You may invest any amount from $100 to $5,000 semiannually. The Plan Agent will purchase shares for you on the NYSE or otherwise on the open market on or about February 15th and August 15th of each year. Plan participants should send voluntary cash payments to be received by the Plan Agent approximately ten days before the applicable purchase date. The Plan Agent will return any cash payments received more than thirty days prior to the purchase date. You may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than two business days before the investment date.

Is there a cost to participate? There are no Plan charges or brokerage charges for shares issued directly by the Fund. However, each participant will pay a service fee of $2.50 for each investment and a pro rata portion of brokerage commissions for shares purchased on the NYSE or on the open market by the Plan Agent.

What are the tax implications? The automatic reinvestment of dividends and distributions does not relieve you of any income tax which may be payable (or required to be withheld) on such dividends and distributions. In addition, the Plan Agent will reinvest dividends for foreign participants and for any participant subject to federal backup withholding after the deduction of the amounts required to be withheld.

Please note that, if you participate in the Plan through a brokerage account, you may not be able to continue as a participant if you transfer those shares to another broker. Contact your broker or financial institution or the Plan Agent to ascertain what is the best arrangement for you to participate in the Plan.

24	Aberdeen Japan Equity Fund, Inc.

Notice of Amendment of Dividend Reinvestment and Cash Purchase Plan (unaudited)

On September 4, 2019, the Board approved amendments to the Fund’s Dividend Reinvestment Plan, which amendments will go into effect on February 28, 2020 (“Amended Plan”). The Amended Plan will allow for monthly optional cash purchases, recurring deductions and online bank debits. Additionally, the Amended Plan will require, when the Fund is trading at a discount, for the additional shares to be purchased on the open market rather than having the Fund issue the shares at market price. Further, the Amended Plan will provide for automatic enrollment in the Amended Plan, which will only apply to investors that become direct stockholders after the effective date; those stockholders that hold shares in the name of a bank, broker or other nominee will not be impacted. For a brochure describing the Fund’s current Dividend Reinvestment and Cash Purchase Plan, please contact the Plan Agent as described below. Below is a summary of the Amended Plan.

The Fund intends to distribute to stockholders substantially all of its net investment income and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long-term and short-term capital gains net of expenses. Pursuant to the Dividend Reinvestment and Optional Cash Purchase Plan (the “Plan”), stockholders whose shares of common stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by Computershare Trust Company N.A. (the “Plan Agent”) in the Fund shares pursuant to the Plan, unless such stockholders elect to receive distributions in cash. Stockholders who elect to receive distributions in cash will receive such distributions paid by check in U.S. Dollars mailed directly to the stockholder by the Plan Agent, as dividend paying agent. In the case of stockholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholders as representing the total amount registered in such stockholders’ names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee and may be required to have their shares registered in their own names in order to participate in the Plan. Please note that the Fund does not issue certificates so all shares will be registered in book entry form. The Plan Agent serves as agent for the stockholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s common stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive common stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share (plus expected per share fees) on the valuation date equals or exceeds NAV per share on that date, the Fund will issue new shares to participants at NAV; provided, however, that if the NAV is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the payable date for such distribution or dividend or, if that date is not a trading day on the New York Stock Exchange, the immediately preceding trading date. If NAV exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the NAV of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the NAV of the Fund’s shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments of a minimum of $50 per investment (by check, one-time online bank debit or recurring automatic monthly ACH debit) to the Plan Agent for investment in the Fund’s common stock, with an annual maximum contribution of $250,000. The Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on the 25th day of each month or the next trading day if the 25th is not a trading day.

If the participant sets up recurring automatic monthly ACH debits, funds will be withdrawn from his or her U.S. bank account on the 20th of each month or the next business day if the 20th is not a banking business day and invested on the next investment date. The Plan Agent maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each stockholder’s proxy will include those shares purchased pursuant to the Plan. There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a per share fee of $0.02 incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends, capital gains distributions and

Aberdeen Japan Equity Fund, Inc.	25

Notice of Amendment of Dividend Reinvestment and Cash Purchase Plan (unaudited) (concluded)

voluntary cash payments made by the participant. Per share fees include any applicable brokerage commissions the Plan Agent is required to pay.

Participants also have the option of selling their shares through the Plan. The Plan supports two types of sales orders. Batch order sales are submitted on each market day and will be grouped with other sale requests to be sold. The price will be the average sale price obtained by Computershare’s broker, net of fees, for each batch order and will be sold generally within 2 business days of the request during regular open market hours. Please note that all written sales requests are always processed by Batch Order. ($10 and $0.12 per share). Market Order sales will sell at the next available trade. The shares are sold real time when they hit the market, however an available trade must be presented to complete this transaction. Market Order sales may only be requested by phone at 1-800-647-0584 or using Investor Center through www.computershare.com/buyaberdeen. ($25 and $0.12 per share).

The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions. The Fund or the Plan Agent may terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days prior to the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority) only by mailing a written notice at least 30 days’ prior to the effective date to the participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent by phone at 1-800-647-0584, using Investor Center through www.computershare.com/buyaberdeen or in writing to Computershare Trust Company N.A., P.O. Box 505000, Louisville, KY 40233-5000.

26	Aberdeen Japan Equity Fund, Inc.

Management of the Fund (unaudited)

The names of the Directors and Officers of the Fund, their addresses, years of birth, and principal occupations during the past five years are provided in the tables below. Directors that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund or the Fund’s investment adviser are included in the table below under the heading “Interested Directors.” Directors who are not interested persons, as described above, are referred to in the table below under the heading “Independent Directors.”

Board of Directors Information

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director

Independent Directors

Radhika Ajmera c/o Aberdeen Standard Investments Inc. Attn: US Legal 1900 Market St. Suite 200 Philadelphia, PA 19103 Year of Birth: 1964	Chair of Board of Directors, Audit Committee Member	Since 2014; chair since 2017. Current term ends at the 2021 annual Meeting	Ms. Ajmera has been an independent non-executive director of Aberdeen Asia-Pacific Income Investment Company since 2015 and of Aberdeen Japan Equity Fund since 2014 where she was appointed chair, effective December 2017. Ms. Ms. Ajmera has over twenty years’ experience in fund management, predominantly in emerging markets. She has also held a number of UK closed end fund non-executive directorships. Ms Ajmera is a graduate of the London School of Economics.	1	Director of Aberdeen Asia-Pacific Income Investment Company Limited

Anthony S. Clark c/o Aberdeen Standard Investments Inc. Attn: US Legal 1900 Market St. Suite 200 Philadelphia, PA 19103 Year of Birth: 1953	Director, Audit Committee Member	Since 2015; current term ends at the 2020 annual Meeting	Mr. Clark has been a Managing Member of Innovation Capital Management, LLC ( investment adviser) since January 2014.	1	Director of The Taiwan Fund, Inc. since 2017

Martin J. Gilbert** c/o Standard Life Aberdeen plc 10 Queen’s Terrace Aberdeen, Scotland AB10 1YG Year of Birth: 1955	Director	Since 2019; current term ends at the 2022 annual Meeting

Mr. Gilbert has been Vice Chairman of Standard Life Aberdeen PLC and Chairman of Aberdeen Standard Investments Inc. since March 2019. He is Co-Founder (and former Chief Executive)of Aberdeen Asset Management PLC, having been a Director since 1983. Mr. Gilbert is Senior Independent Director of Glencore plc and Chairman of the Prudential Regulation Authority’s Practitioner Panel, as well as a member of the International Advisory Panel of the Monetary Authority of Singapore and the International Advisory Board of British American Business. He serves as officer and/or director of various Standard Life Aberdeen plc subsidiary companies, Aberdeen- managed investment trusts and funds.

				30	Director of The Asia Tigers Fund, Inc. from 2012 to 2018

Aberdeen Japan Equity Fund, Inc.	27

Management of the Fund (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director

Richard J. Herring c/o Aberdeen Standard Investments Inc. Attn: US Legal 1900 Market St. Suite 200 Philadelphia, PA 19103 Year of Birth: 1946	Director, Audit Committee Member	Since 2007; current term ends at the 2020 annual Meeting	Mr. Herring has been the Jacob Safra Professor of International Banking and Professor, Finance Department, at The Wharton School, University of Pennsylvania (education), since 1972. He is also the Founding Director of Wharton Financial Institutions Center (financial research), since 1994. Mr. Herring is a member of the Systemic Risk Council and the FDIC’s Systemic Resolution Advisory Council. He was Co-chair of the Shadow Financial Regulatory Committee, from 2000 to 2016 and Executive Director of the Financial Economists Roundtable from 2008 to 2016.	1

Director of Barclays Bank Delaware; Trustee of Deutsche Asset Management Funds (and certain predecessor funds).since 1990; Former Independent Director of Barclays Bank, Delaware from 2010 to 2018;Former Director of Aberdeen Singapore Fund, Inc. from 2007 to 2018.

Rahn K. Porter c/o Aberdeen Standard Investments Inc. Attn: US Legal 1900 Market St. Suite 200 Philadelphia, PA 19103 Year of Birth: 1954	Director, Audit Committee Chairman	Since 2007; current term ends at the 2022 annual Meeting	Mr. Porter is the Principal at RPSS Enterprises (consulting) since 2019. He was the Chief Financial and Administrative Officer of The Colorado Health Foundation from 2013 to 2019.	26	Director of CenturyLink Investment Management Company and BlackRidge Financial, Inc. from 2004 to 2019 and Former Director of Aberdeen Singapore Fund, Inc. from 2007 to 2018.

*                  As of the date of this report, each of Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Emerging Markets Equity Income Fund, Inc. Aberdeen Japan Equity Fund, Inc., The India Fund, Inc., Aberdeen Income Credit Strategies Fund, Aberdeen Global Dynamic Dividend Fund, Aberdeen Total Dynamic Dividend Fund, Aberdeen Global Premier Properties Fund, Aberdeen Standard Investments ETFs, the Aberdeen Funds (which consists of 24 portfolios) and the Aberdeen Investment Funds (which consists of 4 portfolios), have a common investment manager and/or investment adviser, or an investment adviser that is affiliated with the Investment Manager, and may thus be deemed to be part of the same “Fund Complex” as the Fund.

**             Mr. Gilbert is deemed to be an interested person because of his affiliation with the fund’s Investment Manager. Mr. Gilbert serves as a Director of several Funds in the Fund Complex.

Information Regarding Officers* Who Are Not Directors

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Officers

Alan Goodson** c/o Aberdeen Standard Investments Inc. Attn: US Legal 1900 Market St. Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	President	Since September 2012

Currently, Director, Vice President and Head of Product – Americas for Aberdeen Standard Investments Inc., overseeing Product Management and Product Development for ASI’s registered and unregistered investment companies in the U.S. and Canada. Mr. Goodson is Director and Vice President of Aberdeen Standard Investments Inc. and joined ASI in 2000.

Joseph Andolina** c/o Aberdeen Standard Investments Inc. Attn: US Legal 1900 Market St. Suite 200 Philadelphia, PA 19103 Year of Birth: 1977	Chief Compliance Officer, Vice President – Compliance	Since September 2017

Currently, Chief Risk Officer Americas for Aberdeen Standard Investments Inc. Prior to joining the Compliance Department, he was a member of ASI’s Legal Department, where he served as U.S. Counsel and worked primarily on matters relating to ASI’s registered funds.

28	Aberdeen Japan Equity Fund, Inc.

Management of the Fund (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Andrea Melia** c/o Aberdeen Standard Investments Inc. Attn: US Legal 1900 Market St. Suite 200 Philadelphia, PA 19103 Year of Birth: 1969	Treasurer	Since September 2012	Currently, Vice President and Head of Fund Operations, Traditional Assets – Americas for Aberdeen Standard Investments Inc. (since 2009).
Megan Kennedy** c/o Aberdeen Standard Investments Inc. Attn: US Legal 1900 Market St. Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Secretary and Vice President	Since September 2012	Currently, Head of Product Management for Aberdeen Standard Investments Inc. (since 2009). Ms. Kennedy joined Standard Investments Inc. in 2005.
Bev Hendry** c/o Aberdeen Standard Investments Inc. Attn: US Legal 1900 Market St. Suite 200 Philadelphia, PA 19103 Year of Birth: 1953	Vice President	Since December 2014

Currently, Chairman – Americas for Standard Life Aberdeen plc (2018-present). Mr. Hendry was Chief Executive Officer – Americas for Aberdeen Asset Management PLC (2014-2018) and Chief Operating Officer for Hansberger Global Investors (2008-2014).

Christian Pittard** c/o Aberdeen Standard Investments Inc. Attn: US Legal 1900 Market St. Suite 200 Philadelphia, PA 19103 Year of Birth: 1973	Vice President	Since September 2012

Currently, Group Head of Product Opportunities. From 2005 to 2007 he was Head of North American funds based in the US. Prior to that he was a Managing Director of Aberdeen’s business in Jersey, Channel Islands having joined Aberdeen in 1998. Christian is qualified as a Chartered Accountant and a fellow of The Securities Institute by Diploma. He has experience in launching and servicing both closed and open ended funds in Europe and the US.

Lucia Sitar** c/o Aberdeen Standard Investments Inc. Attn: US Legal 1900 Market St. Suite 200 Philadelphia, PA 19103 Year of Birth: 1971	Vice President	Since September 2012	Currently, Vice President and Managing U.S. Counsel for Aberdeen Standard Investments Inc. since 2013. Ms. Sitar joined Aberdeen Standard Investments Inc. in 2007 as U.S. Counsel.
Jeffrey Cotton ** c/o Aberdeen Standard Investments Inc. Attn: US Legal 1900 Market St. Suite 200 Philadelphia, PA 19103 Year of Birth: 1978	Vice President – Compliance	Since 2012

Currently, Chief Risk Officer – EMEA. Previously, he served as Interim Global Head of Conduct & Compliance for Aberdeen Standard Investments. He joined Aberdeen in 2010 as Head of Compliance – Americas.

Sharon Ferrari** c/o Aberdeen Standard Investments Inc. Attn: US Legal 1900 Market St. Suite 200 Philadelphia, PA 19103 Year of Birth: 1977	Assistant Treasurer	Since March 2014	Currently, Senior Fund Administration Manager for Aberdeen Standard Investments Inc. since 2013. She joined Aberdeen Standard Investments Inc. as a Senior Fund Administrator in 2008.

Aberdeen Japan Equity Fund, Inc.	29

Management of the Fund (unaudited) (concluded)

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Heather Hasson** c/o Aberdeen Standard Investments Inc. Attn: US Legal 1900 Market St. Suite 200 Philadelphia, PA 19103 Year of Birth: 1982	Assistant Secretary	Since September 2012	Currently, Senior Product Manager for Aberdeen Standard Investments Inc. since 2009. She joined Aberdeen Standard Investments Inc. as a Fund Administrator in 2006.

*                  Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are generally elected annually at the meeting of the Board of Directors.

**             Messrs. Pittard, Cotton, Hendry, Goodson and Andolina and Mses. Melia, Kennedy, Sitar, Hasson and Ferrari hold officer position(s) in one or more of the following funds: Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Emerging Markets Equity Income Fund, Inc. Aberdeen Japan Equity Fund, Inc., The India Fund Inc., Aberdeen Global Dynamic Dividend Fund, Aberdeen Total Dynamic Dividend Fund, Aberdeen Global Premier Properties Fund, Aberdeen Income Credit Strategies Fund, Aberdeen Standard Investments ETFs, Aberdeen Funds (which consists of 24 portfolios) and Aberdeen Investment Funds (which consists of 4 portfolios), each of which may also be deemed to be a part of the same “Fund Complex” as the Fund.

30	Aberdeen Japan Equity Fund, Inc.

Corporate Information

Directors

Radhika Ajmera, Chair

Anthony Clark

Richard J. Herring

Martin Gilbert

Rahn K. Porter

Investment Manager

Aberdeen Standard Investments (Asia) Limited
21 Church Street
#01-01 Capital Square Two
Singapore 049480

Administrator

Aberdeen Standard Investments Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103

Transfer Agent and Registrar

Computershare
P. O. Box 505000
Louisville, KY 40233

Legal Counsel

Clifford Chance US LLP
31 West 52nd Street
New York, NY 10019

Independent Registered Public Accounting Firm

KPMG LLP
1601 Market Street
Philadelphia, PA 19103

Investor Relations

Aberdeen Standard Investments Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103

Custodian

State Street Bank and Trust Company
1 Lincoln Street
Boston, MA 02111

Aberdeen Standard Investments (Asia) Limited (formerly Aberdeen Asset Management Asia Limited)

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Japan Equity Fund, Inc. are traded on the NYSE under the symbol “JEQ”. Information about the Fund’s net asset value and market price is available at www.aberdeenjeq.com.

This report, including the financial information herein, is transmitted to the stockholders of Aberdeen Japan Equity Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

JEQ ANNUAL

Item 2. Code of Ethics.

(a)                                 As of October 31, 2019, the Registrant had adopted a Code of Ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).

(b)                                 Definitional.

(c)                                  There have been no amendments, during the period covered by this report, to a provision of the Code of Ethics.

(d)                                 During the period covered by this report, there were no waivers to the provisions of the Code of Ethics.

(e)                                  Not applicable.

(f)                                   A copy of the Code of Ethics has been filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that Rahn K. Porter, a member of the Registrant’s Audit Committee, possesses the attributes, and has acquired such attributes through means, identified in instruction 2 of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Porter as the Audit Committee’s financial expert. Mr. Porter is considered to be an “independent” director, as such term is defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Below is a table reflecting the fee information requested in Items 4(a) through (d):

Fiscal Year Ended	(a) Audit Fees	(b) Audit-Related Fees	(c)(1) Tax Fees	(d) All Other Fees
October 31, 2019	$48,210	$0	$8,120	$0
October 31, 2018	$48,210	$0	$8,120	$0

(1)         Services include tax services in connection with the Registrant’s excise tax calculations and review of the registrant’s applicable tax returns.

(e)(1)          The  Registrant’s Audit Committee (the “Committee”) has adopted a Charter that provides that the Committee shall annually select, retain or terminate, and recommend to the Independent Directors for their ratification, the selection, retention or termination, the Registrant’s independent auditor and, in connection therewith, to evaluate the terms of the engagement (including compensation of the independent auditor) and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the Registrant’s investment adviser or any sub-adviser, and to receive the independent auditor’s specific representations as to their independence, delineating all relationships between the independent auditor and the Registrant, consistent with the PCAOB Rule 3526 or any other applicable auditing standard.  PCAOB Rule 3526 requires that, at least annually, the auditor: (1) disclose to the Committee in writing all relationships between the auditor and its related entities and the Registrant and its related entities that in the auditor’s professional judgment may reasonably be thought to bear on independence; (2) confirm in the letter that, in its professional judgment, it is independent of the Registrant within the meaning of the Securities Acts administered by the SEC; and (3) discuss the auditor’s independence with the audit committee. The Committee is responsible for actively engaging in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor and for taking, or recommending that the full Board take, appropriate action to oversee the independence of the independent auditor.  The Committee Charter also provides that the Committee shall review in advance, and consider approval of, any and all proposals by Management or the Registrant’s investment adviser that the Registrant, the investment adviser or their affiliated persons, employ the independent auditor to render “permissible non-audit services” to the Registrant and to consider whether such services are consistent with the independent auditor’s independence. The Committee may delegate to one or more of its members (“Delegates”) authority to pre-approve permissible non-audit services to be provided to the Registrant. Any pre-approval determination of a Delegate shall be presented to the full Committee at its next meeting. The Committee shall communicate any pre-approval made by it or a Delegate to the Investment Manager, who will ensure that the appropriate disclosure is made in the Registrant’s periodic reports required by Section 30 of the Investment Company Act of 1940, as amended, and other documents as required under the federal securities laws.

(e)(2)          None of the services described in each of paragraphs (b) through (d) of this Item involved a waiver of the pre-approval requirement by the Audit Committee pursuant to Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f)                         Not applicable.

(g)                        Non-Audit Fees

For the fiscal years ended October 31, 2019 and October 31, 2018, respectively, KPMG billed $612,437 and $746,470 for aggregate non-audit fees for services to the Registrant and to the Registrant’s Investment Manager and Administrator.

(h)                       Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)         The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).

For the fiscal year ended October 31, 2019, the Audit Committee members were:

Radhika Ajmera

Anthony Clark

Richard J. Herring

Rahn K. Porter

(b)         Not applicable.

Item 6. Schedule of Investments.

(a) Included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Pursuant to the Registrant’s Proxy Voting Policy and Procedures, the Registrant has delegated responsibility for its proxy voting to its Investment Manager, provided that the Registrant’s Board of Directors has the opportunity to periodically review the Investment Manager’s proxy voting policies and material amendments thereto.

The proxy voting policies of the Registrant are included herewith as Exhibit (d) and policies of the Investment Manager are included as Exhibit (e).

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The information in the table below is as of January 9, 2020.

Individual & Position	Services Rendered	Past Business Experience
Hugh Young Managing Director	Responsible for equities globally from the Singapore office.

Hugh Young is a Managing Director of Aberdeen Standard Investment (Asia) Limited. Previously, he served as Head of Asia Pacific, a main board director and Head of Investments for Aberdeen Asset Management (before its merger with Standard Life plc). Hugh joined Aberdeen Standard Investments as a result of the merger between Aberdeen Asset Management and Standard Life in August 2017. Hugh joined Aberdeen in 1985 to manage Asian equities from London, having started his investment career in 1980. He founded Singapore-based Aberdeen Asia in 1992 and since then he has built the company into one of the largest and most well-respected managers of such assets globally. Hugh is a director of a number of group subsidiary companies and group-managed investment trusts and funds. Hugh graduated with a BA (Hons) in Politics from Exeter University.

Adrian Lim Investment Director	Responsible for company research and oversight of portfolio construction

Adrian Lim is an Investment Director on the Asian Equities Team. Adrian originally joined Aberdeen in 2001 as a Manager on the Private Equity Team, on the acquisition of Murray Johnstone, but transferred to his current post soon afterwards. Previously, Adrian worked for Arthur Andersen as an Associate Director advising clients on mergers & acquisitions in the region. Adrian graduated with a BAcc from Nanyang Technological University, Singapore and is a CFA® charterholder. CFA® and Chartered Financial Analyst® are registered trademarks owned by CFA Institute.

Flavia Cheong Head of Equities — Asia Pacific	Responsible for company research and oversight of portfolio construction

Flavia Cheong is the Head of Equities - Asia Pacific on the Asian Equities team, where, as well as sharing responsibility for company research, she oversees regional portfolio construction. Flavia joined Aberdeen Standard Investments as a result of the merger between Aberdeen Asset Management and Standard Life in August 2017. Before joining Aberdeen in 1996, she was an economist with the Investment Company of the People’s Republic of China, and earlier with the Development Bank of Singapore. Flavia graduated with a BA in Economics and an MA (Hons) in Economics from the University of Auckland. She is a CFA charterholder. CFA® and Chartered Financial Analyst® are registered trademarks owned by CFA Institute.

Ai-Mee Gan Investment Manager	Responsible for company research and oversight of portfolio construction

Gan Ai Mee is an Investment Manager on the Asian Equities Team. Ai Mee joined Aberdeen Standard Investments as a result of the merger between Aberdeen Asset Management and Standard Life in August 2017. Ai Mee joined Aberdeen in April 2009. Previously, Ai Mee worked as a Senior Associate with Transaction Advisory Services at Ernst & Young. Ai Mee holds a BCom in Accounting & Finance and BSc in Information Systems, University of Melbourne. She is also a member of the Institute of Chartered Accountants in Australia.

Christina Woon Investment Manager	Responsible for company research and oversight of portfolio construction

Christina Woon is an Investment Manager on the Asian Equities Team. Christina joined Aberdeen in January 2013 as a graduate. Christina holds a Bachelor of Accountancy from Singapore Management University. She is a CFA charterholder. CFA® and Chartered Financial Analyst® are registered trademarks owned by CFA Institute.

(a)(2) The information in the table below is as of October 31, 2019.

Name of Portfolio Manager	Types of Accounts	Total Number of Accounts Managed	Total Assets ($M)	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance ($M)
Hugh Young	Registered Investment Companies	6	$916.93	–	$–
	Pooled Investment Vehicles	70	$18,879.04	–	$–
	Other Accounts	48	$13,398.00	9	$3,131.05

Adrian Lim	Registered Investment Companies	6	$916.93	–	$–
	Pooled Investment Vehicles	70	$18,879.04	–	$–
	Other Accounts	48	$13,398.00	9	$3,131.05

Flavia Cheong	Registered Investment Companies	6	$916.93	–	$–
	Pooled Investment Vehicles	70	$18,879.04	–	$–
	Other Accounts	48	$13,398.00	9	$3,131.05

Ai-Mee Gan	Registered Investment Companies	6	$916.93	–	$–
	Pooled Investment Vehicles	70	$18,879.04	–	$–
	Other Accounts	48	$13,398.00	9	$3,131.05

Christina Woon	Registered Investment Companies	6	$916.93	–	$–
	Pooled Investment Vehicles	70	$18,879.04	–	$–
	Other Accounts	48	$13,398.00	9	$3,131.05

Total assets are as of October 31, 2019 and have been translated to U.S. dollars at a rate of £1.00 = $1.294.

The Investment Manger serves as investment manager for multiple clients, including the Registrant and other investment companies registered under the 1940 Act and private funds (such clients are also referred to below as “accounts”). The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Registrant’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Registrant. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another.  However, the Investment Manager believe that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, the Investment Manager has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

The Investment Manager sometimes enters into agreements for performance-based fees with qualified clients. The existence of such a performance-based fee may create conflicts of interest in the allocation of management time, resources and investment opportunities between different strategies. Additionally, collecting performance-based fees may result in instances in which a portfolio manager concurrently manages accounts with different fee structures for the same strategy. This “side-by-side” active management of accounts by the Investment Manager may raise potential conflicts of interest.  To address such potential conflicts of interest, ASI has adopted procedures and policies designed to:

(1) Identify practices that may potentially favor actively managed accounts in which the Investment Manager has an ownership and/or a greater pecuniary interest over actively managed accounts in which the Investment Manager has no ownership and/or a lesser pecuniary interest; (2) prevent the Investment Manager and Covered Persons (as defined in the policies and procedures) from inappropriately favoring some clients over others; (3) detect potential violations of such policies and procedures; (4) provide a process to review requests for waivers; and (5) promptly resolve any actual violations detected.

Another potential conflict could include instances in which securities considered as investments for the Registrant also may be appropriate for other investment accounts managed by the Investment Manager or its affiliates.  Whenever decisions are made to buy or sell securities for the Registrant and one or more of the other accounts simultaneously, the Investment Manager may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that they believe to be equitable under the circumstances. As a result of the allocations, there may be instances where the Registrant will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Registrant from time to time, it is the opinion of the Investment Manager that the benefits achieved through economies of scale from the Investment Manager’s organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.  The Registrant has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

With respect to non-discretionary model delivery accounts, ASI may utilize a third party service provider to deliver model portfolio recommendations and model changes. ASI seeks to treat clients fairly and equitably over time, by delivering model changes to our service provider and investment instructions for our discretionary accounts to our trading desk, simultaneously or approximately at the same time. The service provider will then deliver the model changes to each sponsor on a randomly generated rotation schedule.

ASI may have already commenced trading for its discretionary client accounts before the model delivery accounts have executed ASI’s recommendations. In this event, trades placed by the model delivery clients may be subject to price movements, particularly with large orders or where securities are thinly traded, that may result in model delivery clients receiving less favorable prices than our discretionary clients. ASI has no discretion over transactions executed by model delivery clients and is unable to control the market impact of those transactions.

Timing delays or other operational factors associated with the implementation of trades may result in non-discretionary and model delivery clients receiving materially different prices relative to other client accounts. In addition, the constitution and weights of stocks within model portfolios may not always be exactly aligned with similar discretionary accounts.  This may create performance dispersions within accounts with the same or similar investment mandate.

In facilitating trades with unaffiliated brokers on behalf of our clients, each management team may use the resources of our Standard Life Aberdeen plc affiliates. These affiliates have entered into a global trading agreement pursuant to which professionals from each affiliate may help to facilitate trades on behalf of our clients with unaffiliated brokers. The use of advisory affiliates with respect to trading facilitation under the global trading agreement does not alter or change the entity making investment decisions for the client accounts  or the Investment Manager’s duty to seek best execution of trades.

(a)(3)

ASI’s remuneration policies are designed to support its business strategy as a leading international asset manager. The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for ASI’s clients and shareholders. ASI operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

ASI’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The bonus is a single, fully discretionary variable pay award. The aggregate value of awards in any year is dependent on the group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards, which are payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives.

The variable pay award comprises a mixture of cash and a deferred award based on the size of the award. Deferred awards are by default Standard Life Aberdeen shares, with an option to put up to 50% of deferral into funds. Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

ASI’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other ASI employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

The Remuneration Committee determines the key performance indicators that will be applied in considering the overall size of the bonus pool. In line with practices amongst other asset management companies, individual bonuses are not subject to an absolute cap. However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

ASI has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with ASI’s sustained performance and, in respect of the deferral into funds, managed by ASI, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to ASI, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, ASI takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations through key performance indicator (KPI) scorecards. To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process. A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, ASI also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes. Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the ASI environment. Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via ASI’s dynamic compliance monitoring system.

In rendering investment management services, the Adviser may use the resources of additional investment adviser subsidiaries of Standard Life Aberdeen plc. These affiliates have entered into a memorandum of understanding (“MOU”) pursuant to which investment professionals from each affiliate may render portfolio management, research or trading services to Aberdeen clients. Each investment professional who renders portfolio management, research or trading services under a MOU or personnel sharing arrangement (“Participating Affiliate”) must comply with the provisions of the Advisers Act, the 1940 Act, the Securities Act of 1933, as amended, (the “Securities Act”), the Exchange Act, and the Employee Retirement Income Security Act of 1974, and the laws of states or countries in which the Adviser does business or has clients. No remuneration is paid by the Fund with respect to the MOU/personnel sharing arrangements.

(a)(4)

Individual	Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of October 31, 2019
Hugh Young	$0
Adrian Lim	$0
Flavia Cheong	$0
Ai-Mee Gan	$0
Christina Woon	$0

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs (1)	(d) Maximum Number of Shares That May Yet Be Purchased Under the Plans or Programs (1)
November 1, 2018 through November 30, 2018	0	None	0	1,340,589
December 1, 2018 through December 31, 2018	0	None	0	1,340,589
January 1, 2019 through January 31, 2019	0	None	0	1,340,589
February 1, 2019 through February 28, 2019	0	None	0	1,340,589
March 1, 2019 through March 31, 2019	0	None	0	1,340,589
April 1, 2019 through April 30, 2019	0	None	0	1,340,589
May 1, 2019 through May 31, 2019	0	None	0	1,340,589
June 1, 2019 through June 30, 2019	0	None	0	1,340,589
July 1, 2019 through July 31, 2019	0	None	0	1,340,589
August 1, 2019 through August 31, 2019	0	None	0	1,340,589
September 1, 2019 through September 30, 2019	0	None	0	1,340,589
October 1, 2019 through October 31, 2019	0	None	0	1,340,589
Total	0	None	0	—

(1) On December 12, 2014, the Board of Aberdeen Japan Equity Fund, Inc. (NYSE: JEQ) (the “Fund”) approved revisions to the Fund’s Discount Management Program previously effective June 2012, to authorize management to make open market purchases, from time to time, in a maximum aggregate amount during each twelve month period ended October 31 of up to 10% of the Fund’s shares of stock outstanding as of October 31 of the prior year.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended October 31, 2019, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)         The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

Item 13. Exhibits.

(a)(1)	Code of Ethics of the Registrant for the period covered by this report as required pursuant to Item 2 of this Form N-CSR.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended.

(c)	Not applicable
(d)	Proxy Voting Policies and Procedures of Registrant

(e)	Proxy Voting Policies and Procedures of Investment Manager.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Japan Equity Fund, Inc.

By:	/s/ Alan Goodson
Alan Goodson,
Principal Executive Officer of
Aberdeen Japan Equity Fund, Inc.

Date: January 9, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Alan Goodson
Alan Goodson,
Principal Executive Officer of
Aberdeen Japan Equity Fund, Inc.

Date: January 9, 2020

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of
Aberdeen Japan Equity Fund, Inc.

Date: January 9, 2020